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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of Earliest Event Reported): December 27, 2000


                        DROVERS BANCSHARES CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                ----------------------------------------------
                (State or other jurisdiction of incorporation)


                0-10958                         27-2209390
                -------                         ----------
        (Commission file number)              (IRS employer ID)



     30 South George Street, York, PA                          17401
     --------------------------------                          -----
   (Address of principal executive office)                    (Zip Code)

   Registrant's telephone number, including area code  (717) 843-1586



                                      NONE
                                      ----
      (Former name, address and fiscal year, if changed since last report.)
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Item 5. Other Events

     On December 27, 2000, Drovers Bancshares Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Fulton Financial Corporation ("FFC"), pursuant to which the Company will be merged with and into FFC, which shall be the surviving corporation (the "Merger"). The Merger Agreement was approved by the Company's Board of Directors on December 27, 2000. Pursuant to the Merger Agreement, The Drovers & Mechanics Bank, the Company's only bank subsidiary, will be merged into Fulton Bank, a FFC subsidiary. A copy of the Company's Press Release announcing the Merger Agreement is filed herewith as Exhibit 99.2, and incorporated herein by reference.

     In the Merger, each outstanding share of Company Common Stock, no par value per share ("Company Common Stock"), will be converted into 1.24 shares of FFC Common Stock, $2.50 par value ("FFC Common Stock"), and cash in lieu of fractional shares. Consummation of the Merger is subject to certain terms and conditions, including, among other things, approval by various regulatory authorities and the Company's shareholders. The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement which is filed herewith as Exhibit 2 and is incorporated herein by reference.

     The Company and FFC also entered into a Warrant Agreement dated as of December 27, 2000 (the "Warrant Agreement") pursuant to which the Company has granted to FFC a Warrant to purchase, under certain circumstances set forth in the Warrant Agreement, up to that number of shares of Company Common Stock that represents 19.9% of the number of currently issued and outstanding shares of Company Common Stock, at a purchase price per share of $19.75. The foregoing summary of the Warrant Agreement is qualified in its entirety by reference to the Warrant Agreement which is filed herewith as Exhibit 99.1 (included as Exhibit A to the Merger Agreement filed as Exhibit 2 herewith) and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) Exhibits.

         2 Agreement and Plan of Merger dated as of December 27, 2000 by and between Drovers Bancshares Corporation and Fulton Financial Corporation

         99.1 Warrant Agreement dated as of December 27, 2000 by and between Drovers Bancshares Corporation and Fulton Financial Corporation (included as Exhibit A to Agreement and Plan of Merger, filed as Exhibit 2).

         99.2     Press Release dated December 27, 2000
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Drovers Bancshares Corporation

Date: January 3, 2001               /s/ A. Richard Pugh
                                    -------------------------------
                                    A. Richard Pugh
                                    President & CEO
                                    (Principal Executive Officer)
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EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

2 Agreement and Plan of Merger dated as of December 27, 2000 by and between Drovers Bancshares Corporation and Fulton Financial Corporation

99.1 Warrant Agreement dated as of December 27, 2000 by and between Drovers Bancshares Corporation and Fulton Financial Corporation (included as Exhibit A to Agreement and Plan of Merger, filed as Exhibit 2).

99.2                Press Release dated December 27, 2000